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                         [LOGO OF WINMARK CORPORATION]

                                                                    Exhibit 99.1




Contact: John L. Morgan
         763-520-8500

                              FOR IMMEDIATE RELEASE

                 WINMARK CORPORATION ANNOUNCES YEAR END RESULTS

Minneapolis, MN (February 12, 2002) -- Winmark Corporation announced today net income for the year ended December 29, 2001 of $3,197,500, or $.55 per share diluted, compared to a net loss of ($350,700), or ($.07) per share, in 2000. The fourth quarter 2001 net income was $592,000, or $.10 per share diluted, compared to a net income of $682,900, or $.12 per share diluted, for the same period last year.

Included in fiscal 2001 results is a $1,112,300 pre-tax net gain relating to the final settlement of amounts due from the sale of Computer Renaissance(R).

Included in the results for fiscal 2000 was a pre-tax, nonrecurring charge to earnings of $3.3 million and a $537,200 pre-tax, nonrecurring gain on the disposition of substantially all the assets of the Company's Computer Renaissance(R) franchise and retail operations which occurred on August 30, 2000.

John L. Morgan, Chairman and Chief Executive Officer, stated, "Excluding nonrecurring events from fiscal 2001 and 2000, our comparative results reflect a leaner, more focused, more profitable operation. We continue to control operating costs at acceptable levels and improve the Company's operations."

Winmark Corporation develops franchises and operates value-oriented retail brands for stores that buy, sell, trade and consign used and new merchandise. At December 29, 2001, the Company had 841 franchise and retail stores in operation and additional 31 franchises awarded but not open. Of the stores in operation, there were 502 Play It Again Sports(R), 230 Once Upon A Child(R), 63 Music Go Round(R) and 46 Plato's Closet(R) stores.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to future events or the future financial performance of the Company including statements with respect to the strength of the Company's operating position in the future and future results from operations. Such forward-looking statements are only predictions or statements of intention subject to risks and uncertainties and actual events or results could differ materially from those anticipated. Because actual result may differ, shareholders and prospective investors are cautioned not to place undue reliance on such forward-looking statements.

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                               WINMARK CORPORATION
                            CONDENSED BALANCE SHEETS

                                                                    -----------   -----------
                                                                    December 29,  December 30,
                                                                       2001           2000
                                                                    -----------   -----------
                                     ASSETS
Current Assets:
    Cash and cash equivalents                                       $ 1,053,000   $ 2,005,100
    Investments                                                       2,934,500            --
    Receivables, less allowance for doubtful accounts of
         $654,500 and $943,500                                        3,230,300     6,170,300
    Inventories                                                       1,084,100     1,367,200
    Prepaid expenses and other                                          667,800       396,700
    Deferred income taxes                                             1,598,000     2,290,000
                                                                    -----------   -----------
                                           Total current assets      10,567,700    12,229,300

    Notes receivable                                                    202,600       326,200
    Property and equipment, net                                         738,100     1,451,800
     Other assets, net                                                  780,600       713,500
                                                                    -----------   -----------
                                                                    $12,289,000   $14,720,800
                                                                    ===========   ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                                 1,794,700     2,864,000
     Accrued liabilities                                              2,885,500     2,469,200
     Current maturities of long-term debt                                41,500       827,400
     Current deferred revenue                                           515,600       676,000
                                                                    -----------   -----------
                                      Total current liabilities       5,237,300     6,836,600

Long-Term Debt                                                          158,000     3,961,000

Deferred Gain on Building Sale                                          273,300       456,400

Shareholder's Equity:
     Common stock, no par, 10,000,000 shares authorized,
          5,383,354 and 5,386,433 shares issued and outstanding       1,376,000     1,419,900
     Common stock warrants                                              822,000       822,000
     Retained earnings                                                4,422,400     1,224,900
                                                                    -----------   -----------

                                       Total shareholders' equity     6,620,400     3,466,800
                                                                    -----------   -----------
                                                                    $12,289,000   $14,720,800
                                                                    ===========   ===========


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                               WINMARK CORPORATION
                       CONDENSED STATEMENTS OF OPERATIONS

                                                          ----------------------------    ----------------------------
                                                                  Quarter Ended                 Fiscal Year Ended
                                                          December 29,    December 30,    December 29,    December 30,
                                                              2001            2000            2001            2000
                                                          ------------    ------------    ------------    ------------
REVENUE:
     Merchandise sales                                    $  4,412,600    $  6,503,500    $ 19,038,500    $ 29,415,700
     Royalties                                               3,821,600       3,920,200      15,622,900      16,502,000
     Other                                                     324,100         490,500       1,425,500       1,629,100
                                                          ------------    ------------    ------------    ------------
                     Total revenue                           8,558,300      10,914,200      36,086,900      47,546,800

COST OF MERCHANDISE SOLD                                     3,640,200       5,628,300      15,850,500      25,294,700

SELLING, GENERAL AND ADMINISTRATIVE
     EXPENSES                                                3,968,500       3,713,700      15,365,900      18,701,200

EARNINGS CHARGE                                                     --              --              --      (3,337,900)
GAIN ON SALE OF BUSINESS                                            --              --       1,112,300         537,200
                                                          ------------    ------------    ------------    ------------

                      Income from operations                   949,600       1,572,200       5,982,800         750,200

INTEREST INCOME                                                 42,600         176,000         283,700         260,500
INTEREST EXPENSE                                               (18,500)       (242,100)     (1,007,400)     (1,204,600)
                                                          ------------    ------------    ------------    ------------

                      Income (loss) before income taxes        973,700       1,506,100       5,259,100        (193,900)

PROVISION FOR INCOME TAXES                                     381,700         823,200       2,061,600         156,800
                                                          ------------    ------------    ------------    ------------

NET INCOME (LOSS)                                         $    592,000    $    682,900    $  3,197,500    $   (350,700)
                                                          ============    ============    ============    ============

BASIC EARNINGS PER SHARE                                  $        .11    $        .13    $        .59    $       (.07)
                                                          ============    ============    ============    ============

BASIC WEIGHTED AVERAGE SHARES
OUTSTANDING                                                  5,383,354       5,386,400       5,388,574       5,382,200
                                                          ============    ============    ============    ============

DILUTED EARNINGS PER SHARE                                $        .10    $        .12    $        .55    $       (.07)
                                                          ============    ============    ============    ============

DILUTED WEIGHTED AVERAGE SHARES
OUTSTANDING                                                  6,079,649       5,513,200       5,792,041       5,382,200
                                                          ============    ============    ============    ============